VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-0506

Re:
Fidelity Variable Annuity Account /IA/, SEC File No. 811-02954 (the "Registrant")

           Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
Fidelity® Variable Insurance Products Fund	811-03329
Fidelity® Variable Insurance Products Fund II	811-05511
Fidelity® Variable Insurance Products Fund III	811-07205
Fidelity® Variable Insurance Products Fund V	811-05361

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company